Exhibit 99.1


                       CORRECTING AND REPLACING
      Mentor Graphics Reports Record Revenue For Fourth Quarter

   WILSONVILLE, Ore.--(BUSINESS WIRE)--Jan. 27, 2004--In BW5926 issued Jan. 27, 2004: Third graph, should read: Book-to-bill was greater than one, though less than expected as a very large deal that booked in the fourth quarter was amended, and then rebooked in the first quarter of 2004 (sted: Book-to-bill was greater than one, though less than expected as a very large deal that booked in the fourth quarter has been requested to be amended. The transaction is expected to be rebooked in the first quarter of 2004.

   The corrected release reads:

   MENTOR GRAPHICS REPORTS RECORD REVENUE FOR FOURTH QUARTER

   Mentor Graphics Corporation (Nasdaq:MENT) today announced fourth quarter earnings before goodwill and special charges of $.30 per share on record revenue of $202 million. Earnings on a GAAP basis were $.18 per share. Revenue climbed 12% from the fourth quarter of 2002. Software bookings rose over 15%, while total bookings climbed 5%.
   "Mentor's strength in new products continued to outweigh softness in overall electronic design automation spending," said Walden C. Rhines, chairman and CEO of Mentor Graphics. "The drive to smaller process geometries has accelerated the industry adoption of Mentor's Calibre product family, with particular strength in resolution enhancement technology (RET). During the quarter, Mentor received an order for Calibre RET that was the largest single product order in company history."
   Book-to-bill was greater than one, though less than expected as a very large deal that booked in the fourth quarter was amended, and then rebooked in the first quarter of 2004.
   Mentor saw a sharp sequential rebound in support revenue in the fourth quarter. Though still lower than the year ago quarter, customers reinstated lapsed support contracts at record levels. Mentor Graphics sees its support reinstatements as a positive indicator for the industry.
   Pro forma gross margin was 85% as foreign exchange effects and emulation reserves offset the benefit of higher revenue. Gross margin on a GAAP basis was 84%. Operating expenses exceeded guidance as exceptional performance in the Calibre product line triggered non-recurring engineering incentive payments. Additionally, foreign exchange negatively impacted operating expense as the majority of Mentor's European revenue contracts are dollar denominated, while international expenses are in local currencies.
   During the quarter, Mentor Graphics launched the ModelSim 5.8 tool as part of its Scalable Verification Environment. The new release features the industry's broadest language support including the first commercial version of System Verilog, the first full implementation of Verilog 2001, native support for System C, assertion support through the Property Specification Language 1.0 and VHDL.
   "Nine product families set annual bookings records in 2003," said Gregory K. Hinckley, president of Mentor Graphics. "This strength offset continued weakness in emulation, consulting and FPGA. Printed circuit board performance did not match the extraordinarily strong fourth quarter of 2002 when bookings grew 85%."
   During the year, Mentor's innovative new test product TestKompress continued its strong ramp, reaching 16 customers by end of the year. The PADS ready-to-use PCB design solution hit its stride with orders up nearly 70% for the fourth quarter. The breadth of the Calibre Design-to-Silicon platform continued to widen as Mentor's extraction bookings more than doubled during the year.
   During the quarter, the company won 350 new customers. By geography, North America bookings were up 5%, Japan was up 30%, PacRim was flat and Europe was down 10%. Special charges were largely a result of further reserves for abandoned facilities.

   About Mentor Graphics

   Mentor Graphics Corporation (Nasdaq:MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of about $675 million and employs approximately 3,700 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: http://www.mentor.com/.

   Mentor Graphics, Calibre, ModelSim, TestKompress and PADS are registered trademarks of Mentor Graphics Corporation.

   In the calculation of earnings, gross margin and operating expenses before amortization of acquired intangibles and special charges, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Also excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.
   These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics' overall performance.
   Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to continue selling products and services during the continuing slowdown in the electronics industry; (ii) the Company's ability to manage expenses during the current slowdown in the electronics industry; (iii) changes in accounting or reporting rules or interpretations, changes in the tax environment worldwide, limitations on repatriation of earnings, licensing and intellectual property rights protection; (iv) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (v) the Company's ability to successfully offer products and services that compete in the highly competitive and dynamic EDA industry including the risk that the Company's technology, products or inventory become obsolete; (vi) the overall instability of diverse economies, including changes in regional or worldwide economic or political conditions, government trade restrictions, or war in the Middle East or elsewhere (vii) the Company's ability to successfully integrate and manage its recent and future acquisitions, and (viii) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.

                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                               Three Months Ended  Twelve Months Ended
                                  December 31,         December 31,
                               ------------------ --------------------
                                   2003     2002        2003     2002
                                -------- --------  ---------- --------
Revenues:
  System and software          $128,680 $106,105  $  394,449 $321,994
  Service and support            73,229   74,011     281,219  274,185
                                -------- --------  ---------- --------

               Total revenues   201,909  180,116     675,668  596,179
                                -------- --------  ---------- --------

Cost of revenues:
  System and software             7,180    5,770      22,721   27,665
  Service and support            22,749   21,658      84,554   82,831
  Amortization of purchased
   technology                     2,625    2,215       9,422    6,688
                                -------- --------  ---------- --------

               Total cost of
                revenues         32,554   29,643     116,697  117,184
                                -------- --------  ---------- --------

               Gross margin     169,355  150,473     558,971  478,995
                                -------- --------  ---------- --------

Operating expenses:
  Research and development       51,434   45,188     184,797  164,228
  Marketing and selling          69,492   60,505     245,170  218,963
  General and administration     21,830   19,893      75,984   72,491
  Amortization of intangible
   assets                           908      859       3,883    2,255
  Emulation litigation
   settlement                         -        -      20,264        -
  Special charges                 7,809    8,244      15,980   34,884
                                -------- --------  ---------- --------

               Total operating
                expenses        151,473  134,689     546,078  492,821
                                -------- --------  ---------- --------

Operating income (loss)          17,882   15,784      12,893  (13,826)
  Other income, net                 952      989       5,460    6,905
  Interest expense               (4,725)  (3,988)    (17,224) (11,696)
                                -------- --------  ---------- --------

  Income (loss) before
   income taxes                  14,109   12,785       1,129  (18,617)
  Income tax expense (benefit)    1,059   (5,875)     (6,804)  (4,303)
                                -------- --------  ---------- --------

               Net income
                (loss)         $ 13,050 $ 18,660  $    7,933 $(14,314)
                                ======== ========  ========== ========

   Net income (loss) per
    share:
    Basic                      $    .19 $    .28  $      .12 $   (.22)
                                ======== ========  ========== ========
    Diluted                    $    .18 $    .28  $      .11 $   (.22)
                                ======== ========  ========== ========

   Weighted average number
    of shares outstanding:
    Basic                        68,056   66,453      67,680   65,766
                                ======== ========  ========== ========
    Diluted                      71,066   67,577      70,464   65,766
                                ======== ========  ========== ========


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
          (In thousands, except percentages and earnings per
                         share data-Unaudited)


                                  Three Months Ended December 31, 2003
                                        GAAP   Adjustments   Pro Forma
                                      --------------------------------
Revenues:
  System and software                 $128,680  $       -    $128,680
  Service and support                   73,229          -      73,229
                                       --------  ---------    --------

               Total revenues          201,909          -     201,909
                                       --------  ---------    --------

Cost of revenues:
  System and software                    7,180          -       7,180
  Service and support                   22,749          -      22,749
  Amortization of purchased technology   2,625     (2,625)(1)       -
                                       --------  ---------    --------

               Total cost of revenues   32,554     (2,625)     29,929
                                       --------  ---------    --------

               Gross margin            169,355      2,625     171,980
                                       --------  ---------    --------

               Gross margin percentage    83.9%                 85.2%
                                       --------              --------

Operating expenses:
  Research and development              51,434          -      51,434
  Marketing and selling                 69,492          -      69,492
  General and administration            21,830          -      21,830
  Amortization of intangible assets        908       (908)(1)       -
     Special charges                     7,809     (7,809)(2)       -
                                       --------  ---------    --------

               Total operating
                expenses               151,473     (8,717)    142,756
                                       --------  ---------    --------

Operating income                        17,882     11,342      29,224
  Other income, net                        952          -         952
  Interest expense                      (4,725)         -      (4,725)
                                       --------  ---------    --------

  Income before income taxes            14,109     11,342      25,451
  Income tax expense                     1,059      3,268 (3)   4,327
                                       --------  ---------    --------

               Net income             $ 13,050  $   8,074    $ 21,124
                                       ========  =========    ========

    Net income per share:
    Basic                             $    .19              $    .31
                                       ========              ========
    Diluted                           $    .18              $    .30
                                       ========              ========
       Weighted average number of
       shares outstanding:
       Basic                            68,056                68,056
                                       ========              ========
    Diluted                             71,066                71,066
                                       ========              ========
(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) EBG income tax expense calculation differs from the GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
          (In thousands, except percentages and earnings per
                         share data-Unaudited)


                                  Three Months Ended December 31, 2002
                                      GAAP     Adjustments   Pro Forma
                                      --------------------------------
Revenues:
  System and software                 $106,105  $       -    $106,105
  Service and support                   74,011          -      74,011
                                       --------  ---------    --------

               Total revenues          180,116          -     180,116
                                       --------  ---------    --------

Cost of revenues:
  System and software                    5,770          -       5,770
  Service and support                   21,658          -      21,658
  Amortization of purchased technology   2,215     (2,215)(1)       -
                                       --------  ---------    --------

               Total cost of revenues   29,643     (2,215)     27,428
                                       --------  ---------    --------

               Gross margin            150,473      2,215     152,688
                                       --------  ---------    --------

               Gross margin percentage    83.5%                 84.8%
                                       --------              --------

Operating expenses:
  Research and development              45,188          -      45,188
  Marketing and selling                 60,505          -      60,505
  General and administration            19,893          -      19,893
  Amortization of intangible assets        859       (859)(1)       -
  Special charges                        8,244     (8,244)(2)       -
                                       --------  ---------    --------

               Total operating
                expenses               134,689     (9,103)    125,586
                                       --------  ---------    --------

Operating income                        15,784     11,318      27,102
  Other income, net                        989          -         989
  Interest expense                      (3,988)         -      (3,988)
                                       --------  ---------    --------

  Income before income taxes            12,785     11,318      24,103
  Income tax expense (benefit)          (5,875)    10,695 (3)   4,820
                                       --------  ---------    --------

               Net income             $ 18,660  $     623    $ 19,283
                                       ========  =========    ========

  Net income per share:
    Basic                             $    .28              $    .29
                                       ========              ========
    Diluted                           $    .28              $    .29
                                       ========              ========
  Weighted average number of
   shares outstanding:
    Basic                               66,453                66,453
                                       ========              ========
    Diluted                             67,577                67,577
                                       ========              ========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) EBG income tax expense calculation differs from the GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
          (In thousands, except percentages and earnings per
                         share data-Unaudited)


                                 Twelve Months Ended December 31, 2003
                                  GAAP       Adjustments   Pro Forma
                                  ------------------------------------
Revenues:
  System and software             $  394,449 $        -    $  394,449
  Service and support                281,219          -       281,219
                                   ---------- ----------    ----------

               Total revenues        675,668          -       675,668
                                   ---------- ----------    ----------

Cost of revenues:
  System and software                 22,721          -        22,721
  Service and support                 84,554          -        84,554
  Amortization of purchased
   technology                          9,422     (9,422)(1)         -
                                   ---------- ----------    ----------

               Total cost of
                revenues             116,697     (9,422)      107,275
                                   ---------- ----------    ----------

               Gross margin          558,971      9,422       568,393
                                   ---------- ----------    ----------

               Gross margin
                percentage              82.7%                   84.1%
                                   ----------              ----------

Operating expenses:
  Research and development           184,797          -       184,797
  Marketing and selling              245,170          -       245,170
  General and administration          75,984          -        75,984
  Amortization of intangible
   assets                              3,883     (3,883)(1)         -
  Emulation litigation
   settlement                         20,264    (20,264)            -
  Special charges                     15,980    (15,980)(2)         -
                                   ---------- ----------    ----------

               Total operating
                expenses             546,078    (40,127)      505,951
                                   ---------- ----------    ----------

Operating income                      12,893     49,549        62,442
  Other income, net                    5,460          -         5,460
  Interest expense                   (17,224)         -       (17,224)
                                   ---------- ----------    ----------

  Income before income taxes           1,129     49,549        50,678
  Income tax expense (benefit)        (6,804)    15,419 (3)     8,615
                                   ---------- ----------    ----------

               Net income         $    7,933 $   34,130    $   42,063
                                   ========== ==========    ==========

    Net income per share:
    Basic                         $      .12              $      .62
                                   ==========              ==========
    Diluted                       $      .11              $      .60
                                   ==========              ==========
  Weighted average number of
  shares outstanding:
    Basic                             67,680                  67,680
                                   ==========              ==========
    Diluted                           70,464                  70,464
                                   ==========              ==========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) EBG income tax expense calculation differs from the GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
          (In thousands, except percentages and earnings per
                         share data-Unaudited)

                                 Twelve Months Ended December 31, 2002
                                    GAAP     Adjustments   Pro Forma
                                    ----------------------------------
Revenues:
  System and software               $321,994 $        -    $  321,994
  Service and support                274,185          -       274,185
                                     -------- ----------    ----------

               Total revenues        596,179          -       596,179
                                     -------- ----------    ----------

Cost of revenues:
  System and software                 27,665          -        27,665
  Service and support                 82,831          -        82,831
  Amortization of purchased
   technology                          6,688     (6,688)(1)         -
                                     -------- ----------    ----------

               Total cost of
                revenues             117,184     (6,688)      110,496
                                     -------- ----------    ----------

               Gross margin          478,995      6,688       485,683
                                     -------- ----------    ----------

               Gross margin
                percentage              80.3%                   81.5%
                                     --------              ----------

Operating expenses:
  Research and development           164,228          -       164,228
  Marketing and selling              218,963          -       218,963
  General and administration          72,491          -        72,491
  Amortization of intangible assets    2,255     (2,255)(1)         -
      Special charges                 34,884    (34,884)(2)         -
                                     -------- ----------    ----------

               Total operating
                expenses             492,821    (37,139)      455,682
                                     -------- ----------    ----------

Operating income (loss)              (13,826)    43,827        30,001
  Other income, net                    6,905          -         6,905
  Interest expense                   (11,696)         -       (11,696)
                                     -------- ----------    ----------

  Income (loss) before income
   taxes                             (18,617)    43,827        25,210
  Income tax expense (benefit)        (4,303)     9,345 (3)     5,042
                                     -------- ----------    ----------

               Net income (loss)    $(14,314)$   34,482    $   20,168
                                     ======== ==========    ==========

  Net income (loss) per share:
    Basic                           $   (.22)             $      .31
                                     ========              ==========
    Diluted (4)                     $   (.22)             $      .30
                                     ========              ==========
  Weighted average number of
  shares outstanding:
    Basic                             65,766                  65,766
                                     ========              ==========
    Diluted                           65,766                  67,724
                                     ========              ==========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) EBG income tax expense calculation differs from the GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings.

(4) Common stock equivalents related to stock options and warrants are anti-dilutive in a net loss period and therefore are not included in diluted net loss per share for the twelve months ended December 31, 2002.

                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)


                                                      As of     As of
                                                    December  December
                                                    31, 2003  31, 2002
----------------------------------------------------------------------
Assets
Current assets:
Cash and short-term investments                     $ 71,324 $ 38,826
  Trade accounts receivable, net                     104,043   77,960
  Term receivables, short-term                       119,627   81,697
Prepaid expenses and other                            27,164   24,884
Deferred income taxes                                 18,787   16,827
                                                     -------- --------

Total current assets                                 340,945  240,194
Property, plant and equipment, net                    91,350   90,259
Term receivables, long-term                           98,207   78,431
Intangibles, net                                     326,281  342,171
Other assets                                          83,905   53,793
                                                     -------- --------
Total assets                                        $940,688 $804,848
                                                     ======== ========
Liabilities and Stockholders' Equity
Current liabilities:
  Short-term borrowings                             $  6,910 $ 17,670
  Accounts payable                                    18,105   17,110
  Income taxes payable                                35,122   40,784
  Accrued payroll and related liabilities             80,484   51,250
  Accrued liabilities                                 37,719   45,233
  Deferred revenue                                    74,662   72,902
                                                     -------- --------
       Total current liabilities                     253,002  244,949

Long-term notes payable                              286,768  177,685
Other long-term liabilities                           23,161   19,275
                                                     -------- --------
       Total liabilities                             562,931  441,909
                                                     -------- --------

Minority Interest                                      3,391    3,219
Stockholders' equity:
  Common stock                                       294,180  297,995
  Deferred compensation                               (2,601)  (4,761)
Retained earnings                                     57,800   49,867
Accumulated other comprehensive income                24,987   16,619
                                                     -------- --------
       Total stockholders' equity                    374,366  359,720
                                                     -------- --------

       Total liabilities and stockholders' equity   $940,688 $804,848
                                                     ======== ========


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)

                              Three Months Ended   Twelve Months Ended
                                  December 31,        December 31,
                             -----------------------------------------
                                  2003      2002      2003       2002
                              --------- --------- --------- ----------
Operating Cash Flows:
Net income (loss)            $  13,050 $  18,660 $   7,933 $  (14,314)
   Depreciation and
    amortization                 5,752    15,898    41,850     37,811
   Other adjustments to
    reconcile operating
     cash                       (4,008)   16,510    (6,591)    35,517
   Changes in working
    capital                    (23,031)  (59,065)  (57,823)   (63,530)
                              --------- --------- --------- ----------

Net cash used in operating
 activities                     (8,237)   (7,997)  (14,631)    (4,516)
Net cash used in investing
 activities                    (12,386)   (7,676)  (37,575)  (280,597)
Net cash provided by
 financing activities            2,643       503    84,641    195,715
Effect of exchange rate
 changes on cash
   And cash equivalents            202       (62)      929        338
                              --------- --------- --------- ----------
Net change in cash and cash
 equivalents                   (17,778)  (15,232)   33,364    (89,060)
Cash and cash equivalents at
 beginning of
   period                       86,111    50,201    34,969    124,029
                              --------- --------- --------- ----------
Cash and cash equivalents at
 end of period               $  68,333 $  34,969 $  68,333 $   34,969
                              ========= ========= ========= ==========


                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
               (In thousands, except for percentages and
                   days sales outstanding-Unaudited)


                           Three Months Ended      Twelve Months Ended
                              December 31,            December 31,
                           --------------------- ---------------------
                                2003       2002       2003       2002
                            ---------  ---------  ---------  ---------
Geographic Revenue:
  Americas                 $ 104,280  $  95,871  $ 331,307  $ 305,542
                                51.7%      53.2%      49.0%      51.3%
     Europe                $  55,277  $  49,803  $ 188,657  $ 157,679
                                27.4%      27.7%      27.9%      26.4%
     Japan                 $  26,146  $  20,202  $ 100,737  $  81,757
                                12.9%      11.2%      14.9%      13.7%
     Pac Rim               $  16,206  $  14,240  $  54,967  $  51,201

Other Data:                      8.0%       7.9%       8.2%       8.6%
     Capital expenditures  $   9,189  $   6,396  $  23,532  $  20,409
     Days sales outstanding      100         80        100         80

    CONTACT: Mentor Graphics Corporation
             Ryerson Schwark, 503-685-1462
             ry_schwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             dennis_weldon@mentor.com